SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS AND SUMMARY PROSPECTUS OF THE LISTED FUND

Deutsche LifeCompass 2040 Fund

The Board of Trustees of the Acquired Fund noted below has given approval to proposals by Deutsche Investment Management Americas Inc. (“DIMA”), the advisor of the Acquired Fund, to (i) effect the following fund merger; and, (ii) enter into an Amended and Restated Investment Management Agreement (the “New IMA”) with respect to the Acquired Fund.

Acquired Fund	Acquiring Fund
Deutsche LifeCompass 2040 Fund	Deutsche LifeCompass 2030 Fund

Both proposals will be submitted for approval by shareholders of the Acquired Fund at a Shareholder Meeting to be held in the third quarter of 2015. Completion of the merger is subject to, among other things, approval of the merger by shareholders of the Acquired Fund and approval of an Amended and Restated Investment Management Agreement by shareholders of the Acquiring Fund. Prior to the shareholder meeting, shareholders of record on the record date for the meeting will receive (i) a Prospectus/Proxy Statement describing the proposed merger and the Board’s considerations in recommending that shareholders approve the merger as well as the proposed New IMA and the Board’s considerations in recommending that shareholders approve the New IMA, (ii) a proxy card and instructions on how to submit a vote, and (iii) a Prospectus for the Acquiring Fund.

If the proposed merger is approved by shareholders, the merger is expected to occur on or about August 17, 2015 and is expected to be a tax‐free reorganization for federal income tax purposes. On the merger date, an investment in the Acquired Fund will, in effect, be exchanged for an investment with an equal aggregate net asset value in the Acquiring Fund. Therefore, as a result of the merger, shareholders of the Acquired Fund will become shareholders of the Acquiring Fund.

Immediately following the merger, the Acquiring Fund will be restructured from a from a fund, like the Acquired Fund, that invests almost exclusively in other Deutsche funds (a “fund of funds”) to a managed multi‐asset fund that invests directly in various securities as well as in other funds. In connection with the restructuring, the Acquiring Fund’s investment objective will be changed so that the Fund seeks to maximize total return. The restructured Acquiring Fund will invest in a mix of securities, mutual funds and exchange‐traded funds in a broad range of traditional and alternative asset classes.

You can find information about the Acquiring Fund (including the restructuring) and its risks, including a prospectus and a summary prospectus, online at www.deutschefunds.com/mutualpros. You can also get this information at no cost by e‐mailing a request to service@db.com, by calling (800) 728‐3337 or asking your financial advisor.

If the proposed merger is not approved or otherwise does not occur, contingent upon shareholder approval of the New IMA, the Acquired Fund is expected to be restructured from a fund of funds into a managed multi‐asset fund during the third quarter of 2015. The restructured Acquired Fund will have an investment objective and investment strategies substantially the same as those of the restructured Acquiring Fund. Shareholders would be provided with additional information about the restructured Acquired Fund prior to the restructuring.

If the proposed merger is approved by Acquired Fund shareholders, the Acquired Fund will be closed to new investors except as described below. Unless you fit into one of the investor eligibility categories described below, you may not invest in the Acquired Fund following shareholder approval (the “Cease Sales Date”). You may continue to purchase Acquired Fund shares following the Cease Sales Date through your existing fund account and reinvest dividends and capital gains if, as of 4:00 p.m. Eastern time on the Cease Sales Date, you are:

·	a current shareholder of the Acquired Fund; or

·	a participant in any group retirement, employee stock bonus, pension or profit sharing plan that offers the Acquired Fund as an investment option.

New accounts in the Acquired Fund may be opened for:

·	transfers of shares from existing accounts in the Acquired Fund;

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PROSTKR-483

·	Officers and Board Members of the Deutsche funds, and full‐time employees of the Advisor and its affiliates and their family members;

·
any group retirement, employee stock bonus, pension or profit sharing plan using the Flex subaccount recordkeeping system made available through ADP, Inc. and/or its affiliates, or ExpertPlan, Inc. under an alliance between one of these two firms and Deutsche Asset & Wealth Management or its affiliates;

·	any discretionary wrap program that holds Acquired Fund shares as of the Cease Sales Date (which includes the ability to add new accounts that may purchase fund shares);

·
any group retirement, employee stock bonus, pension or profit sharing plan, other than plans distributed through the ExpertPlan or ADP alliances, that includes the Acquired Fund as an investment option as of the Cease Sales Date;

·
any group retirement, employee stock bonus, pension or profit sharing plan, whose plan administrator as of the Cease Sales Date has approved the Acquired Fund for use in existing or new plans that it administers;

·	accounts managed by the Advisor or any advisory products offered by the Advisor or the Distributor;

·
in the case of certain mergers or reorganizations, retirement plans may be able to add the Acquired Fund as an investment option and sponsors of certain wrap programs with existing accounts in the Acquired Fund would be able to continue to invest in the Acquired Fund on behalf of new customers. Such mergers, reorganizations, acquisitions, or other business combinations are those in which one or more companies involved in such transaction currently offers the Acquired Fund as an investment option, and any company that as a result of such transaction becomes affiliated with the company currently offering the Acquired Fund (as a parent company, subsidiary, sister company, or otherwise). Such companies may request to add the Acquired Fund as an investment option under its retirement plan or wrap program. In addition, new accounts may be permitted in the Acquired Fund for certain plans or programs offered in connection with employer‐sponsored retirement plans where the retirement plan has an existing account in the Acquired Fund. Requests for new accounts into the Acquired Fund will be reviewed by management on an individual basis, taking into consideration whether the addition to the Acquired Fund is believed to negatively impact existing fund shareholders;

·
under certain circumstances, all or a portion of the shares held in a closed fund account may be reallocated in a different form of ownership; this may include, but is not limited to, mandatory retirement distributions, legal proceedings, estate settlements, and the gifting of fund shares.

Except as otherwise noted, these restrictions apply to investments made directly with the Distributor, the Acquired Fund’s principal underwriter, or through an intermediary relationship with a financial services firm established with respect to the Deutsche funds as of the Cease Sales Date. Institutions that maintain omnibus account arrangements are not allowed to open new sub‐accounts for new investors in the Acquired Fund unless the investor is one of the types listed above. Once an account is closed, new investments will not be accepted into the Acquired Fund unless you satisfy one of the investor eligibility categories listed above. In limited circumstances, the Advisor or the Distributor may, at their discretion, approve additional exceptions for planned or pending activity.

Following the Cease Sales Date, exchanges will not be permitted into the Acquired Fund unless the exchange is being made into an existing fund account. The Distributor may, at its discretion, require appropriate documentation that shows an investor is eligible to purchase Acquired Fund shares, following the Cease Sales Date.

Please Retain This Supplement for Future Reference

April 2, 2015
PROSTKR-483